Exhibit 99.1

N E W S   R E L E A S E

Contacts:	John S. Penshorn
Senior Vice President
952-936-7214

Media:	Don Nathan
Senior Vice President, Chief Communications Officer
952-936-1885

(For Immediate Release)

UNITEDHEALTH GROUP ANNOUNCES RESULTS OF ANNUAL SHAREHOLDER MEETING

All Director Candidates Elected by Overwhelming Majority

Company Proposals Approved by Shareholder vote in Excess of 90 Percent

MINNEAPOLIS (May 29, 2007) – The Board of Directors of UnitedHealth Group (NYSE: UNH) today announced the voting results of the Company’s 2007 annual meeting of shareholders that took place earlier today.

Election of Directors

By an overwhelming majority, the Company’s shareholders re-elected William C. Ballard, Jr., Richard T. Burke and Stephen J. Hemsley to the Board of Directors and approved the appointment of Robert J. Darretta to the Board.

Voting Results on Company’s and Shareholder Proposals

Shareholders also voted overwhelmingly in favor of the Company’s proposals for significant changes to its Articles of Incorporation and Bylaws that increase the Board’s accountability to shareholders. With shareholder votes for each Company proposal in excess of 90 percent, UnitedHealth Group shareholders agreed to the following amendments:

•	Require a majority vote for election of directors;
•	Provide for the declassification of the Board and the annual election of all directors starting at the 2008 Annual Meeting;
•	Eliminate supermajority provisions for the removal of directors; and
•	Eliminate supermajority provisions related to certain business combinations.

None of the four proposals from various investor groups were approved by shareholders.

Richard T. Burke, chairman of the Board of Directors, said, “Everyone at UnitedHealth Group is gratified by the strong shareholder support for the Company and the solid progress we have achieved in the past year in corporate governance. Today’s voting results, both for our directors and the Company’s proposals, reflect the investment community’s renewed confidence in our executive leadership, our performance and our mission to improve health care. We will continue our dialogue with our shareholders as a critical component of our work to enhance corporate governance and to meet the high standards for business ethics we have set for the Company.”

UnitedHealth Group’s president and chief executive officer, Stephen J. Hemsley, said, “Over the last decade, UnitedHealth Group has built a solid foundation with well-positioned, unique business capabilities. Our strong performance creates significant future growth opportunities in a market that continues to evolve and change at an accelerating pace. In the next decade of our evolution, we will pursue expanding market opportunities created by the evolving health care environment and translate those opportunities into exceptional growth and financial performance for our shareholders. We now expect to build UnitedHealth Group all over again into three distinctive groups – the Individual and Employer Group, Public and Social Markets Group and the Enterprise Services Group. We will leverage the shared core competencies of each of our business groups, driving adaptation and growth by focusing on three distinctly different markets of enormous size.”

About UnitedHealth Group

UnitedHealth Group (www.unitedhealthgroup.com) is a diversified health and well-being company dedicated to making health care work better. Headquartered in Minneapolis, Minn., UnitedHealth Group offers a broad spectrum of products and services through six operating businesses: UnitedHealthcare, Ovations, AmeriChoice, Uniprise, Specialized Care Services and Ingenix. Through its family of businesses, UnitedHealth Group serves approximately 70 million individuals nationwide.

Forward Looking Statements

This news release may contain statements, estimates, projections, guidance or outlook that constitute “forward-looking” statements as defined under U.S. federal securities laws. Generally the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions, identify forward-looking statements, which generally are not historical in nature. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements. Some factors that could cause results to differ materially from the forward-looking statements include: the potential consequences of the findings announced on October 15, 2006 of the investigation by an Independent Committee of directors of our stock option programs (including the consequences of our determination that the Company’s financial statements for the years ended 1994 to 2005, the interim periods contained therein, the quarter ended March 31, 2006 and all earnings and news releases, including for the quarters ended June 30, 2006 and September 30, 2006, and similar communications issued by the Company for such periods and the related reports of the Company’s independent registered public accounting firm should not be relied upon, the consequences of the resulting restatement of our financial statements for those periods, and delays in filing our quarterly reports on Form 10-Q for the second and third quarters of 2006), related governmental reviews, including a formal investigation by the SEC, and review by the IRS, U.S. Senate Finance Committee, U.S. Attorney for the Southern District of New York and Minnesota Attorney General, a related review by the Special Litigation Committee of the Company, and related shareholder derivative actions, shareholder demands and purported securities and Employee Retirement Income Security Act (ERISA) class actions, the resolution of matters currently subject to an injunction issued by the United States District Court for the District of Minnesota, a purported notice of acceleration with respect to certain of the Company’s debt securities based upon an alleged event of default under the indenture governing such securities, and recent management and director changes, and the potential impact of each of these matters on our business, credit ratings and debt; increases in health care costs that are higher than we anticipated in establishing our premium rates, including increased consumption of or costs of medical services; heightened competition as a result of new entrants into our market, and consolidation of health care companies and suppliers; events that may negatively affect our contract with AARP; uncertainties regarding changes in Medicare, including coordination of information systems and accuracy of certain assumptions; funding risks with respect to revenues received from Medicare and Medicaid programs; increases in costs and other liabilities associated with increased litigation, legislative activity and government regulation and review of our industry; our ability to execute contracts on competitive terms with physicians, hospitals and other service providers; regulatory and other risks associated with the pharmacy benefits management industry; failure to maintain effective and efficient information systems, which could result in the loss of existing customers, difficulties in attracting new customers, difficulties in determining medical costs estimates and appropriate pricing, customer and physician and health care provider disputes, regulatory violations, increases in operating costs, or other adverse consequences; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and intangible assets recorded for businesses that we acquire; potential noncompliance by our business associates with patient privacy data; misappropriation of our proprietary technology; and anticipated benefits of acquiring PacifiCare that may not be realized.

This list of important factors is not intended to be exhaustive. A further list and description of some of these risks and uncertainties can be found in our reports filed with the Securities and Exchange Commission from time to time, including our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Any or all forward-looking statements we make may turn out to be wrong. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except to the extent otherwise required by federal securities laws, we do not undertake to publicly update or revise any forward-looking statements.

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